UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-34089	20-8444387
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey 07024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 944-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	BKJ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events.

On December 13, 2019, Bancorp of New Jersey, Inc. (the “Company” or “BKJ”) and ConnectOne Bancorp, Inc. (“ConnectOne”) issued a press release reminding security holders of BKJ that (1) the previously announced merger of BKJ with and into the ConnectOne (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of August 15, 2019, by and between the Company and ConnectOne (the “Merger Agreement”), is expected to close on or about January 2, 2020, and (2) the election deadline for holders of BKJ common stock and certain BKJ equity awards to elect the form of consideration they wish to receive in the Merger, subject to the allocation and proration procedures set forth in the Merger Agreement, will be 5:00 p.m., Eastern Standard Time, on December 30, 2019. The election materials were mailed to BKJ security holders on or about November 29, 2019.

Questions regarding the election materials may be directed to the exchange agent, Broadridge Corporate Issuer Solutions, Inc., at (855) 793-5068.

A copy of the press release containing the reminder is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated December 13, 2019.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company has filed with the Securities and Exchange Commission (“SEC”) and furnished to the Company’s shareholders a definitive joint proxy statement/prospectus filed with the SEC on October 22, 2019 (the “Proxy Statement”). Shareholders are urged to read the Proxy Statement in its entirety because it contains important information about the Merger. Shareholders may obtain a free copy of documents filed by the Company, including the Proxy Statement, with the SEC at the SEC’s website at http://www.sec.gov. These documents may also be obtained, free of charge, from the Company at the “Investor Relations” section of the Company’s website at www.bonj.net.

Forward-Looking Statements

All non-historical statements in this Current Report on Form 8-K (including, without limitation, statements regarding the anticipated closing date, pro forma effect of the proposed Merger, cost savings, anticipated expense, the accretive nature of the proposed transaction, revenue enhancement opportunities, anticipated capital ratios and capital, positioning, value creation, growth prospects and timing of the closing) constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction contemplated by the Merger, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, the Company assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: the ability to meet other closing conditions to the Merger on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating Company business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the reaction to the transaction of the companies’ clients, customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Dated: December 16, 2019	By:	/s/ Nancy E. Graves
Name: Nancy E. Graves Title: President and CEO